SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
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       Commission Only (as permitted
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BRIDGE CAPITAL HOLDINGS
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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55 Almaden Boulevard
San Jose, California 95113

April 1, 2008

Dear Shareholder:

     We are pleased to enclose our 2007 Annual Report, along with a Notice of our 2008 Annual Meeting and a Proxy Statement and Form of Proxy.

     You are cordially invited to attend the 2008 Annual Meeting of Shareholders, which will be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California on May 15, 2008 at 3:00 p.m.

     The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting. This year, the shareholders are being asked to elect the Company’s Board of Directors and ratify the Audit Committee’s selection of independent public accountants.

     Your continuing support of the Company and Bridge Bank is appreciated, and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors’ recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed Proxy. You may also vote your shares electronically through the internet at www.proxyvote.com.

Sincerely,

Daniel P. Myers
President and Chief Executive Officer

55 Almaden Boulevard
San Jose, California 95113
Notice of Annual Meeting of Shareholders
Thursday May 15, 2008
3:00 P.M.

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Bridge Capital Holdings (the “Company”), a California corporation, will be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California 95113 at 3:00 p.m., on Thursday, May 15, 2008 for the following purposes:

1.	To elect directors;
2.	To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for the Company’s 2008 fiscal year; and
3.	To transact such other business, including but not limited to motions for adjournment, as may properly come before the Meeting and at any and all adjournments thereof.

     The names of the Board of Directors’ nominees to be directors of the Company are set forth in the accompanying Proxy Statement and are incorporated by reference herein.

     Section 2.7 of the By-Laws of Bridge Capital Holdings provides for the nomination of directors in the following manner:

     Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting to stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders.

     Such notification must contain the following information to the extent known to the notifying stockholder:

  the name and address of each proposed nominee;
  the principal occupation of each proposed nominee;
  the number of shares of capital stock of the corporation owned by each proposed nominee;
  the name and residence address of the notifying stockholder;
  the number of shares of capital stock of the corporation owned by the notifying stockholder;

  the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions;
  whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and
  a statement regarding the nominee’s compliance with Section 2.3 of the By-Laws.

     A complete copy of Sections 2.3 and 2.7 of the By-Laws, relating to director nominations and qualifications of director nominees, will be made available, without charge, to any holder of common stock of the Company, by writing to Daniel P. Myers, President and Chief Executive Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California 95113.

     Nominations not made in accordance with the By-Laws will be disregarded by the chairperson of the meeting, and upon his/her instructions, the inspector of election may disregard all votes cast for each such nominee.

     Only shareholders of record at the close of business on March 17, 2008 are entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors,
Kenneth B. Silveira, Secretary

San Jose, California
April 1, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

Mailed to shareholders
on or about April 1, 2008

PROXY STATEMENT
OF
BRIDGE CAPITAL HOLDINGS

55 Almaden Boulevard
San Jose, California 95113
(408) 423-8500

     The enclosed Proxy is solicited by, and on behalf of, the Board of Directors of Bridge Capital Holdings (the “Company”), a California corporation, for use at the Annual Meeting of Shareholders to be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California 95113 at 3:00 p.m., on Thursday, May 15, 2008 (the “Meeting”). Only shareholders of record on March 17, 2008 (the “Record Date”) will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 6,512,171 shares of common stock (the “Common Stock”).

     A majority of the Company’s outstanding shares constitutes a quorum for the transaction of business at the Meeting.

     The proxy also confers discretionary authority to vote the shares represented thereby on any matter of which the Company did not have notice by March 3, 2008 which may properly be presented for action at the Meeting, and may include action with respect to procedural matters pertaining to the conduct of the Meeting and election of any substitute for a nominee who is unable to serve or for good cause will not serve.

     Holders of common stock are entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as are equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The eleven (11) candidates receiving the highest number of votes will be elected.

     Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate(s) name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

     The proxies do not, at this time, intend to cumulate votes, to the extent they have the shareholder’s discretionary authority to do so, pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case the proxies may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

     Ratification of the selection of Vavrinek, Trine, Day & Co. LLP as the Company’s independent public accountants requires the affirmative vote of a majority of all shares represented and voted at the Meeting. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors.

     Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend it prior to its exercise. It is revocable prior to the Meeting by an instrument revoking it or by a duly executed Proxy bearing a later date, delivered to the Secretary of the Company. A Proxy is also revoked if the shareholder is present at the Meeting and elects to vote in person. Unless otherwise instructed by the shareholder, each valid, returned Proxy which is not revoked will be voted “FOR” the nominees of the Board of Directors in the election of directors, “FOR” Proposal No. 2, as described in this Proxy Statement, and at the proxy holders’ discretion on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock at the Company’s expense. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

CORPORATE GOVERNANCE AND BOARD MATTERS

Committees of the Board of Directors

     The Company has standing Audit, Finance, Loan, and Compensation Committees. The total number of meetings of the Board of Directors (including regularly scheduled and special meetings) held during 2007 was eighty-six (86). Each incumbent director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period that he or she served, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period that he or she served.

Audit Committee

     The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) which consists of Directors Richard M. Brenner as Chair, Lawrence Owen Brown, Allan C. Kramer, M.D., Robert P. Latta, and Thomas M. Quigg, held four (4) meetings in 2007. The functions of the Audit Committee are to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, to appoint (subject to shareholder ratification) and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company’s accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank’s branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

Independence

     Each member of the Audit Committee is independent under the rules of Nasdaq governing the independence of directors and the independence of audit committee members, including the “audit committee financial expert” discussed below.

Audit Committee Financial Expert

     The Board has determined that Mr. Richard M. Brenner has:

  an understanding of generally accepted accounting principles and financial statements;
  the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;
  an understanding of internal control over financial reporting; and
  an understanding of audit committee functions.

     Therefore, the Board has determined that Mr. Brenner meets the definition of “audit committee financial expert” under the rules of the SEC and is “financially sophisticated” under Nasdaq rules.

     Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other Audit Committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Pre-Approval Policies

     The Audit Committee has not approved a policy of pre-approving non-audit services. All non-audit services must be brought before the Audit Committee for approval.

Report of Audit Committee

     The Audit Committee of the Bridge Capital Holdings Board of Directors (the “Audit Committee”) is composed of five (5) independent directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Richard M. Brenner, Chair, Lawrence Owen Brown, Allan C. Kramer, M.D., Robert P. Latta and Thomas M. Quigg. The Audit Committee selects the Company’s independent accountants.

     Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants, Vavrinek, Trine, Day & Co. LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control in accordance with the standards of the Public Company Accounting Oversight Board and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and Vavrinek, Trine, Day & Co. LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2007 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these consolidated financial statements with management and Vavrinek, Trine, Day & Co. LLP. The Audit Committee discussed with Vavrinek, Trine, Day & Co. LLP matters required to be discussed by Statement on Auditing Standards No. 114 (Communication with Audit Committees).

     Vavrinek, Trine, Day & Co. LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Vavrinek, Trine, Day & Co. LLP that firm’s independence. We have considered whether the provision of services by Vavrinek, Trine, Day & Co. LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company’s 10-Q for the quarters ended March 31, June 30 and September 30, 2007, is compatible with maintaining Vavrinek, Trine, Day & Co. LLP’s independence.

     Based on the Audit Committee’s discussion with management and Vavrinek, Trine, Day & Co. LLP and the Audit Committee’s review of the representation of management and the report of Vavrinek, Trine, Day & Co. LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities Exchange Commission.

     Respectfully submitted by the Audit Committee,

     Richard M. Brenner (Chairman), Lawrence Owen Brown, Allan C. Kramer, M.D., Robert P. Latta and Thomas M. Quigg

Finance Committee

     The Finance Committee is composed of Barry A. Turkus as Chair, Lawrence Owen Brown, David V. Campbell, Robert P. Gionfriddo, Allan C. Kramer, M.D., Daniel P. Myers, and Thomas M. Quigg. The Finance Committee monitors the Company’s financial reports and statements, and oversees the Company’s financial policies and strategy. The Finance Committee met twelve (12) times in 2007.

Loan Committee

     The Loan Committee is composed of David C. Campbell as Chair, Robert P. Gionfriddo, Allan C. Kramer, M.D., Daniel P. Myers, Thomas M. Quigg, and Barry A. Turkus. The functions of the Committee are to oversee credit policies, management and internal review and to approve the Company’s allowance for loan losses. The Loan Committee met fifty (50) times in 2007.

Compensation Committee

     The Compensation Committee is composed of Thomas M. Quigg as Chair, Richard M. Brenner, Lawrence Owen Brown, Allan C. Kramer, M.D., and Robert P. Latta. The functions of this Committee are to oversee and monitor the Company’s human resources policies and practices, to review and evaluate the salary and benefits structure of the Company and to evaluate executive management performance and fix bonus compensation for the Company’s executive officers and senior management as the Committee deems appropriate. During 2007, the Compensation Committee met seven (7) times.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     During 2007, there were no interlocking relationships where (a) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (c) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

Nomination of Directors; Corporate Governance and Nominating Committee

     The Company has a corporate governance and nominating committee comprised of the members of the Board who are independent under the listing standards of Nasdaq. The Board has not adopted a charter for the nominating committee, however, the Board has passed a resolution to address the nominations process and such related matters as may be required under the federal securities laws. The resolution established the requirements and qualifications for members of the board as follows:

     Nominees for director must be recommended to the Board by a majority of the directors of the Company who are independent as defined in the rules of Nasdaq.

     The Company seeks directors who are of high ethical character and have reputations, both personal and professional, which are consistent with the image and values of the Company. The independent directors of the Company review from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board.

     The Company will consider director nominees recommended by shareholders who adhere to the procedure set forth in the By-Laws, which is described in the Notice of Meeting attached to this Proxy Statement.

     The Company historically has selected its directors from prominent business persons and professionals in the communities it serves. The Company has benefited from the broad contacts that our directors have in their communities, which enable them to recommend candidates for nomination as directors. The Company considers nominees of shareholders in the same manner as all other nominees.

Annual Meeting Attendance

     All directors are expected to attend each annual meeting of the Company’s shareholders, unless attendance is prevented by an emergency. All of the Company’s directors who were in office at that time attended the Company’s 2007 annual meeting of shareholders.

Board Independence

     Each of the following members of the Company’s Board of Directors has been determined by the Board to be independent under the rules of Nasdaq governing the independence of directors, as follows:

Sheryle Bolton	Allan C. Kramer, M.D.
Richard M. Brenner	Robert P. Latta
Lawrence Owen Brown	Thomas M. Quigg
David V. Campbell	Barry A. Turkus
Robert B. Kaplan

     Therefore, a majority of the directors are independent, as required by the rules of Nasdaq.

Code of Ethics

     The Company adopted a code of ethics governing the conduct of its directors, Chief Executive Officer, Chief Financial Officer and Controller. The code of ethics is available without charge upon request.

Contacting the Board

     Shareholders may address inquiries to any of the Company’s directors or the full board by writing to Thomas A. Sa, Executive Vice President, Chief Administrative Officer and Chief Financial Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California 95113. All such communications are sent directly to the intended recipient.

INFORMATION ON DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     Set forth below is certain information with respect to director nominees and for each executive officer of the Company, including their principal occupation for the past five years. There is no family relationship between any director, nominee or executive officer. Except as described below, no director of the Company holds a directorship in any company (other than the Company) with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended or subject to Section 15(d) of the Act. No director or executive officer has been during the past five years, or is, involved in any legal proceedings material to an evaluation of the ability or integrity of such director. No significant business or personal relationships exist between any director and the Company or its management, except for the business relationships noted under “COMPENSATION DISCUSSION AND ANALYSIS” and “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”. No relationship with affiliates and others exists, except for the business relationships noted in the immediately preceding sentence. Management is not aware of any arrangement or understanding between the nominees and any other person pursuant to which the nominee was or is to be selected as a director or nominee.

     Sheryle Bolton has been a director of the Company and the Bank since November 2007. From 2005 to 2007, Ms. Bolton was the founder and Chief Executive Officer of QUIXIT, Inc. Prior to QUIXIT, she was Chairman and Chief Executive Officer of Scientific Learning Corporation, which she led through a highly successful public offering in 1999.

     Timothy W. Boothe has been the Executive Vice President and Chief Operating Officer of the Bank since 2006 and was the Executive Vice President and Chief Lending Officer of the Bank since inception in 2001.

     Richard M. Brenner has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Brenner is President, Chief Executive Officer and majority owner of The Brenner Group, Inc., an interim management and financial advisory services consulting firm headquartered in Cupertino, California.

     Lawrence Owen Brown, retired, has been a director of the Company and the Bank since 2004. From 1995 to 2002, Mr. Brown was a Managing Partner of the venture capital firm Technology, Strategy and Alliances of Menlo Park.

     David V. Campbell has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Campbell is a principal of Costella Kirsch, Inc., a venture capital and leasing company headquartered in Menlo Park, California. Costella Kirsch, Inc. provides equipment and software financing to early-stage technology or medical-related companies primarily in the Silicon Valley.

     Robert P. Gionfriddo has been a director of the Company and the Bank since 2004. In addition, Mr. Gionfriddo has been Executive Vice President and President of the Specialty Markets division of the Bank since 2001.

     Robert B. Kaplan has been a director of the Company and the Bank since December 2007. Mr. Kaplan is the founder and Chief Executive Officer of Kaplan & Company which specializes in strategy, organization development, information systems, and technology implementation.

     Allan C. Kramer, M.D. serves as Chairman of the Boards of the Company and the Bank. Dr. Kramer has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Dr. Kramer is currently an investment adviser for a partnership dealing with public, private and angel investments. In addition, Dr. Kramer is President and Chief Executive Officer of KAM, Inc., a Los Altos-based asset management company. Dr. Kramer practiced medicine in the Bay Area from 1968 through 2000.

     Robert P. Latta has been a director of the Company and the Bank since 2004. Mr. Latta is a partner at Wilson Sonsini Goodrich & Rosati, one of the nation’s leading technology and growth business law firms.

     Daniel P. Myers has been a director, President, and Chief Executive Officer of the Company since its inception in 2004 and has held the same positions with the Bank since its inception in 2001.

     Thomas M. Quigg has been a director of the Company since its inception in 2004 and a director of the Bank since 2001. Mr. Quigg most recently was Chairman, President, and CEO of Federal Savings Bank, a subsidiary of Bank of America. There, he was responsible for and managed all day-to-day operations. Under his leadership from 1993 - 1999, the bank grew to over $26.9 billion in size through rapid acquisitions of a savings & loan company, a national manufactured housing business, and three regional mortgage banking companies.

     Thomas A. Sa has been the Executive Vice President and Chief Administrative Officer of the Company and the Bank since 2006 as well as Chief Financial Officer of the Company since its inception in 2004. Mr. Sa has been the Executive Vice President and Chief Financial Officer with the Bank since its inception in 2001.

     Kenneth B. Silveira, has been the Executive Vice President and Secretary of the Company since its inception in 2004. In addition, he has served as Executive Vice President and Chief Technology Officer of the Bank since its inception in 2001.

     Barry A. Turkus has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Turkus is a principal of the commercial real estate firm of BT Commercial.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The By-Laws of the Company provide a procedure for nomination for election of members of the Board of Directors, which is summarized in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the By-Laws will be disregarded by the Chairman of the Meeting and, upon his or her instructions, the inspectors of election shall disregard all votes cast for such nominee(s).

Nominees

     The By-Laws of the Company authorize not less than six (6) or more than eleven (11) directors with the exact number within that range to be fixed by resolution of the Board of Directors or the shareholders. The number of directors of the Company has been fixed by the Board at eleven (11).

     All proxies will be voted for the election of the following nine nominees recommended by the Board of Directors, each of whom is a current director, unless authority to vote for the election of directors is withheld:

Sheryle Bolton	Allan C. Kramer, M.D.
Richard M. Brenner	Robert P. Latta
Lawrence Owen Brown	Daniel P. Myers
David V. Campbell	Thomas M. Quigg
Robert P. Gionfriddo	Barry A. Turkus
Robert B. Kaplan

     If any nominee’s name is lined out on the accompanying proxy card, the shares represented by that proxy will not be voted for election of that nominee. If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

Board of Directors’ Recommendation and Required Vote

     The eleven (11) nominees receiving the highest number of votes will be elected at the Meeting, assuming a quorum representing a majority of all outstanding voting stock of the Company is present, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Vavrinek, Trine, Day & Co., LLP has been selected by the Audit Committee of the Board of Directors of the Company as its independent public accountants for the 2008 fiscal year. Vavrinek, Trine, Day & Co., LLP has no interest, financial or otherwise, in the Company. All proxies will be voted “FOR” ratification of the selection of Vavrinek, Trine, Day & Co., LLP unless a negative vote or an abstention is noted on the proxy. If Vavrinek, Trine, Day & Co., LLP should unexpectedly for any reason decline or be unable to act as independent public accountants, the proxies will be voted for a substitute nominee to be designated by the Audit Committee.

     The following table presents a summary of fees paid to Vavrinek, Trine, Day & Co. for audit and tax related fees during the years ended December 31, 2007 and 2006:

	2007	2006
Audit fees (1)	$185,000	$177,500

Audit-related fees (2)	$-	$-

Tax Fees (3)	$-	$-

All other fees (4)	$-	$-

Total	$185,000	$177,500

(1)	The audit services included an audit of the Company’s annual financial statements for the year ended December 31, 2007, and quarterly reviews of the Company’s interim financial statements during that period.

(2)	Services include assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Services include tax compliance (preparation of tax returns).

(4)	Services include other services (and products) provided by the auditors, other than the services reported above in this table.

     All non-audit services provided by the auditors are subject to pre-approval by the Audit Committee. During the fiscal years ended December 31, 2007 and 2006, Vavrinek, Trine, Day & Co. LLP provided professional services in connection with the audit of the financial statements of the Company for the year ending December 31, 2007 and 2006 and gave the Bank’s Board of Directors a post-audit briefing, Representatives of Vavrinek, Trine, Day & Co. LLP will be present at the Annual Meeting.

Board of Directors’ Recommendation and Required Vote

     The ratification of Vavrinek, Trine, Day & Co LLP as the Company’s independent public accountants requires approval of the holders of a majority of the total number of shares present and voting at the Annual Meeting of Shareholders of the Bank, assuming a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF VAVRINEK, TRINE, DAY & CO. LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANT.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS,
AND PRINCIPAL SHAREHOLDERS

Principal Shareholders and Change of Control

     Management is not aware of any change of control of the Company during the period beginning January 1, 2007 through the present. Management is not aware of any arrangement, which, at a subsequent date, may result in a change of control of the Company. To the Company’s knowledge, as of April 1, 2008 no person owns 5% or more of the outstanding shares of the Company’s common stock.

Share Ownership of Management

     The following table sets forth information as of April 1, 2008 as to common shares beneficially owned by the nominees named under this proposal and each executive officer named in the Summary Compensation Table elsewhere herein, as well as all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals.

Title of Class	Name of Beneficial Owner	Relationship To Bank	Age	Amount and Nature of Beneficial Ownership		Percent of Class

Common	Timothy W. Boothe	Executive Vice President	42	81,966	(1)	1.26%
		Chief Operating Officer

Common	Sheryle Bolton	Director	61	45	(2)	0.00%

Common	Richard M. Brenner	Director	59	154,755	(3)	2.38%

Common	Lawrence Owen Brown	Director	66	15,875	(4)	0.24%

Common	David V. Campbell	Director	64	75,962	(5)	1.17%

Common	Robert P. Gionfriddo	Director	62	105,017	(6)	1.61%
		Executive Vice President
		President, Specialty Markets

Common	Robert B. Kaplan	Director	59	500	(7)	0.01%

Common	Allan C. Kramer, M.D.	Director and Chairman	71	292,456	(8)	4.49%

Common	Robert Latta	Director	54	24,125	(9)	0.37%

Common	Daniel P. Myers	Director	47	207,229	(10)	3.18%
		President
		Chief Executive Officer

Common	Thomas M. Quigg	Director	64	23,688	(11)	0.36%

Common	Thomas A. Sa	Executive Vice President	46	78,466	(12)	1.20%
		Chief Administrative Officer
		Chief Financial Officer

Common	Kenneth B. Silveira	Executive Vice President	63	64,957	(13)	1.00%
		Chief Information Officer

Common	Barry A. Turkus	Director	61	164,625	(14)	2.53%

All Directors and Executive Officers as a Group (14 persons)				1,289,666	(15)	19.80%

(1)	Includes 4,700 shares as Power of Attorney for the Boothe Family Trust and 54,866 shares of common stock subject to stock options exercisable within 60 days.
(2)	Includes 0 shares of common stock subject to stock options exercisable within 60 days.
(3)	Includes 61,355 shares as Trustee for the Brenner Family Revocable Trust dated 04/25/94 and 58,150 shares of common stock subject to stock options exercisable within 60 days.
(4)	Includes 12,875 shares of common stock subject to stock options exercisable within 60 days.
(5)	Includes 43,625 shares of common stock subject to stock options exercisable within 60 days.
(6)	Includes 39,119 shares of common stock subject to stock options exercisable within 60 days.
(7)	Includes 0 shares of common stock subject to stock options exercisable within 60 days.
(8)	Includes 120,800 shares as Trustee of the Kramer Family Trust, 35,000 shares as Trustee of the Kramer Group Retirement Plan, and 136,656 shares of common stock subject to stock options exercisable within 60 days.
(9)	Includes 12,625 shares of common stock subject to stock options exercisable within 60 days.
(10)	Includes 8,200 shares held as custodian for minor children and 149,676 shares of common stock subject to stock options exercisable within 60 days.
(11)	Includes 13,063 shares as Trustee of the Quigg 1999 Revocable Trust and 7,375 shares of common stock subject to stock options exercisable within 60 days.
(12)	Includes 64,866 shares of common stock subject to stock options exercisable within 60 days.
(13)	Includes 58,557 shares of common stock subject to stock options exercisable within 60 days.
(14)	Includes 6,000 shares held as custodian for minor children and 32,375 shares of common stock subject to stock options exercisable within 60 days.
(15)	Includes 670,765 shares of common stock subject to stock options exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires directors and executive officers to file reports with the SEC and The Nasdaq Stock Market on changes in beneficial ownership of Company stock and to provide the Company with copies of the reports. Based solely on our review of these reports or of certifications to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them during the 2007 fiscal year, except as follows: (1) Mr. Campbell filed one late Form 4 related to stock options exercised; (2) Mr. Campbell filed one late Form 4 related to stock sold; and (3) Dr. Kramer filed one late Form 4 related to a gift of stock.

REPORT OF THE COMPENSATION COMMITTEE

     We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in the Company’s 2008 Shareholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy”). Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Proxy.

     Respectfully submitted by the Compensation Committee,

     Thomas M. Quigg (Chairman), Richard M. Brenner, Lawrence Owen Brown, Allan C. Kramer, M.D., and Robert P. Latta

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Compensation Committee

     The primary purpose of the Company’s Compensation Committee (the “Committee) is to aid the Board of Directors (the “Board”) of the Company in discharging its responsibilities relating to the appropriate compensation of the Company’s Executive Officers, including the Chief Executive Officer, as well as compensation of Board members. The Committee, which consists entirely of independent directors, has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs in a manner that aligns the effort and interests of the Board members and executive management with the Company’s shareholders. As such, the Committee holds executive sessions at every scheduled Committee meeting.

Objectives of Compensation Program

     The primary objective of our compensation program, including our executive compensation program, is to attract and retain qualified, energetic and experienced bankers who are enthusiastic about the Company’s mission and culture. A further objective of our compensation program is to provide incentives and reward each employee for their contribution to the Company. In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors. It is the policy of the Board of Directors that within one year of being appointed, all directors maintain an investment in the Company of at least $50,000. Finally, we endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

What Our Compensation Program is Designed to Reward

     As noted above, our compensation program is designed to attract and retain bankers that think and act as owners in promoting the interests of the Company.

     Our incentive compensation program is designed to reward teamwork and each employee’s contribution to the Company. Under the incentive compensation program, each employee has a target opportunity stated as a percentage of base salary with the potential to earn additional compensation for performance beyond target level. If target level performance is not achieved, executive officers may still have a reduced opportunity for incentive compensation provided a minimum threshold level of performance is achieved. The measurement of an employee’s performance is a composite of corporate financial goals set by the Finance Committee of the Board and individual objectives established by management in setting the annual plan.

     All of our executive officers participate in an incentive compensation plan that is heavily weighted toward achievement of corporate objectives. The weighting between corporate and individual objectives in measuring performance for purposes of incentive compensation is set annually by the Compensation Committee. In measuring the named executive officers’ contribution to the company, the Compensation Committee has determined that achievement of corporate objectives should be emphasized in order to reward teamwork and cohesiveness in execution of the Company’s plan. In 2007, the weighting of corporate objective in measuring performance under the incentive compensation plan was 100% for Mr. Myers; 80% for Mssrs. Boothe, Sa and Silveira; and 40% for Mr. Gionfriddo.

     The corporate objectives of the Company are set by the Finance Committee and the Board as part of the annual planning process. The corporate objectives are a composite of financial metrics that are considered key to creating long-term value for our shareholders. The Compensation Committee then adopts these metrics for use in the incentive compensation plan. In 2007 the metrics included: (1) growth in average total assets; (2) performance in net income; (3) net interest margin; (4) return on average assets; (5) return on average equity; and (6) satisfactory relations with bank regulators. The metrics are also weighted each year to promote execution of the plan in a manner that achieves balance between short-term and long-term performance. As noted above, in addition to the corporate objectives, a portion of the incentive compensation for Mssrs. Boothe, Sa, Silveira, and Gionfriddo is based upon achievement of individual objectives specific to their respective organizational responsibilities. The individual and corporate objectives strive to be fair to all stakeholders by requiring that all performance measures be achieved net of any resulting incentive compensation. The Compensation Committee has final discretion reagarding all incentive compensation. Fiscal year 2007 incentive compensation averaged approximately 97% of base salary earned by the executive officers.

     Retention is an important element in the consistency and continuity of the execution of the Company’s strategy. Unexpected turnover in key executive positions can be disruptive and is a potential threat to the Company’s progress. Each of the named executives participates in a supplemental executive retirement program (“SERP”) that is designed to reward long-term contribution to the Company. The SERP benefit consists of fifteen annual payments following retirement and is earned and vested over time as a key element of the Company’s retention strategy.

     Our executive compensation strategy also strives to promote an ownership mentality that aligns the executive’s interests with the interests of our shareholders. Accordingly, each executive is eligible to be considered for annual equity based grants under the Company’s Equity Incentive Plan (“EIP”). The EIP is intended to encourage ownership of the Company’s stock by employees and directors and to provide additional incentive for them to promote the success of the Company. Stock price performance has not been a factor in determining annual cash compensation because the price of the Company’s common stock is subject to a variety of factors outside our control.

     Regarding most compensation matters, including executive and director compensation, our management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. In developing and administering executive compensation, the Compensation Committee directly engages a qualified outside compensation research firm from time to time to review market competitive compensation data and report its findings to the Committee and the Board of Directors.

Elements of Company’s Compensation Plan and Why We Chose Each (How It Relates to Objectives)

     Annual executive officer compensation consists of a base salary component and the incentive component discussed above. The environment in which the Company operates has become extremely competitive and executive talent is at a premium. With the highly competitive banking environment and an increase in the number of new banks, proven talent has become a very valuable commodity to the Company’s strategy and therefore, to our stakeholders. It is the Compensation Committee’s intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our other stakeholders. The Company has defined a strategy regarding executive cash compensation for executives that strives to target base salaries at a market median level.

     Incentive compensation is included to align the financial incentives with the interests of our shareholders, which we believe is primarily the growth and return on invested capital. As discussed above, our incentive compensation program is designed to reward teamwork and each employee’s contribution to the Company. The Company targets incentive compensation levels at above market median for comparable performance and, as discussed above, makes them contingent upon achievement of Company performance targets. We believe that the combination of base pay at market median and incentive compensation at above market median strongly aligns the effort and interests of the executives with shareholders.

     Each of our executive officers is eligible to receive stock option grants under the Company’s EIP. The EIP is intended to encourage ownership of the Company’s stock by employees and directors and to provide additional incentive for them to promote the success of the Company. All of our employees and directors are eligible to be considered for grants under the EIP, which are designed to strengthen the linkage between compensation, retention and long-term shareholder value. Approximately 44% of all equity based grants in 2007 were to employees who are not executive officers or directors. We believe that through our broad-based plan, the economic interests of our employees, including our executives, are more closely aligned to those of the shareholders.

     As noted above, each of the named executives participates in a SERP that is designed to reward long-term contribution to the Company. Under the SERP, after achieving defined length of service and vesting thresholds, each executive will receive fifteen annual payments upon reaching retirement. The retirement payment is based on the average base salary of the employee in the last three years of service. The level of the retirement payment increases at a rate of four percent of base salary per year, cumulatively, until reaching a level of sixty percent after fifteen years of service. In addition, the executive becomes vested in the benefit over a period of ten years continuous service. We believe that the SERP is a key element of the Company’s executive retention strategy.

     The Company has entered into employment agreements with each of the named executives. The agreements, among other things set forth terms under which the Company and the executive would separate employment, both in the event of a change in control of the Company as well as under the “at-will” terms of employment. The Committee believes the terms of the agreements provide an appropriate framework to enable executives to fully explore all strategic options for promoting the interests of shareholders.

How the Company Chose Amounts and/or Formulas for Each Element

     The Compensation Committee establishes and administers the Company’s executive compensation program on behalf of the Board. The Compensation Committee reviews and approves the recommendations of the Company’s President and Chief Executive Officer for all elements of executive compensation on an annual basis. No officer of the Company is present during discussion or deliberations of his or her own compensation. In addition to periodically reviewing executive compensation in light of Company, executive division, and individual performance, the Compensation Committee periodically compares all elements of compensation of Company executive officers with compensation for comparable positions within, and where appropriate, outside of the banking industry.

     The company engages a qualified outside compensation research firm from time to time to review market competitive compensation data and report its findings to the Compensation Committee and the Board of Directors. Market data is viewed from multiple perspectives including size, maturity and performance characteristics of the subject banks in developing compensation strategies.

     Executive officer base annual salaries are determined by review of the responsibilities of each executive officer position, objective and subjective evaluations of performance, and by comparisons to peers within, and when appropriate, outside of, the banking industry utilizing the report of the independent compensation research firm. Each executive’s current and prior compensation is considered in setting future compensation. In addition, we review the compensation practices of other companies. To some extent, our compensation plan is based on the market and the companies we compete against for employees.

     Executive officer performance incentive compensation is primarily contingent upon Company performance. Performance incentive compensation is awarded in amounts determined by the Compensation Committee and Board of Directors in accordance with the Company’s incentive compensation plan adopted annually by the Board, which relates the amount of performance incentive compensation paid with the performance of the Company. The Board of Directors annually determines, among other things, the key metrics and performance targets to be used in the incentive compensation plan.

     The elements of our plan (e.g. base salary, incentive compensation, equity-based grants, and SERP) are clearly similar to the elements used by many companies. Ultimately, all elements of compensation are subject to the discretion and judgment of the Compensation Committee and the Board. The exact base pay, stock grant and salary cap amounts are chosen in an attempt to balance our competing objectives of fairness to all stakeholders and attracting/retaining employees.

     It is important to note that there has been no turnover in the named executive officers since inception of the Company in 2001. We believe this is a good indication that our leadership compensation package is adequate to achieving our goals of retention.

Executive Compensation

     The following Summary Compensation Table includes information concerning compensation for the one year period ended December 31, 2007 in reference to the five members of the Executive Team, which includes required disclosure related to our CEO, CFO and the three other most highly compensated executive officers of the Company.

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Daniel P. Myers	2007	$250,000	$336,850	$-	$79,999	$-	$99,386	$16,000	$782,235
President	2006	$223,750	$350,000	$-	$40,438	$-	$32,397	$16,000	$662,585
Chief Executive Officer

Thomas A. Sa	2007	$180,000	$164,639	$-	$47,336	$-	$52,541	$6,600	$451,116
Executive Vice President	2006	$161,250	$170,000	$-	$20,823	$-	$13,085	$4,600	$369,758
Chief Administrative Officer
Chief Financial Officer

Timothy W. Boothe	2007	$180,000	$159,280	$-	$47,336	$-	$56,664	$10,000	$453,280
Executive Vice President	2006	$161,250	$165,000	$-	$20,823	$-	$9,071	$10,000	$366,144
Chief Operating Officer

Robert P. Gionfriddo	2007	$175,000	$99,616	$-	$39,964	$-	$55,231	$9,800	$379,611
Executive Vice President	2006	$175,000	$150,000	$-	$29,506	$-	$45,711	$8,800	$409,017
President, Specialty Markets

Kenneth B. Silveira	2007	$157,000	$148,901	$-	$35,358	$-	$67,843	$6,600	$415,702
Executive Vice President	2006	$133,000	$156,000	$-	$18,560	$-	$50,716	$4,600	$362,876
Chief Information Officer

     The valuation of stock awards and stock options provided in the Summary Compensation Table above utilize the FAS123R valuation assumptions described in the “Notes to the Consolidated Financial Statements” section of the Company’s Annual Report on Form 10-K, as filed with the SEC on March 6, 2008.

Employment Agreements

Employment Agreement with Daniel P. Myers:

     The Company entered into an employment agreement with Daniel P. Myers, President, Chief Executive Officer and Director of the Bank, effective February 15, 2007. The employment agreement has a term of three (3) years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently approved by the Board of Directors. The agreement provides Mr. Myers with an automobile allowance plus fuel costs, a fitness club membership and other club memberships as may be allowed in the Board of Directors’ discretion. Mr. Myers receives medical, dental, life and disability insurance. Mr. Myers also receives any other benefits paid or provided by the Company to its employees generally. The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.

Employment Agreement with Thomas A. Sa:

     The Company entered into an employment agreement with Thomas A. Sa, Executive Vice President, Chief Administrative Officer and Chief Financial Officer, effective February 15, 2007. The employment agreement has a term of three (3) years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors. The agreement provides Mr. Sa with an automobile allowance, and medical, dental, life and disability insurance. Mr. Sa also receives any other benefits paid or provided by the Company to its employees generally. The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.

Employment Agreement with Timothy W. Boothe:

     The Company entered into an employment agreement with Timothy W. Boothe, Executive Vice President and Chief Operating Officer, effective February 15, 2007. The employment agreement has a term of three (3) years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors. The agreement provides Mr. Boothe with an automobile allowance, and medical, dental, life and disability insurance. Mr. Boothe also receives the use of a golf club membership owned by the Company for conducting business. Mr. Boothe also receives any other benefits paid or provided by the Company to its employees generally. The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.

Employment Agreement with Robert P. Gionfriddo:

     The Company entered into an employment agreement with Robert P. Gionfriddo, Executive Vice President, and President of Specialty Markets effective February 15, 2007. The employment agreement has a term of three (3) years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors. The agreement provides Mr. Gionfriddo with an automobile allowance, and medical, dental, life and disability insurance. Mr. Gionfriddo also receives the use of a golf club membership owned by the Company for conducting business. Mr. Gionfriddo also receives any other benefits paid or provided by the Company to its employees generally. The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.

Employment Agreement with Kenneth B. Silveira:

     The Company entered into an employment agreement with Kenneth B. Silveira, Executive Vice President and Chief Information Officer, effective February 15, 2007. The employment agreement has a term of three (3) years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans, including future grants of stock options, subsequently recommended by the CEO and approved by the Board of Directors. The agreement provides Mr. Silveira with an automobile allowance, and medical, dental, life and disability insurance. Mr. Silveira also receives any other benefits paid or provided by the Company to its employees generally. The agreement provides for potential payments upon termination or change-in-control, the details of which are discussed below.

Supplemental Executive Retirement Plan

     As noted above, retention of key employees is an important element in the consistency and continuity of the execution of the Company’s strategy. Unexpected turnover in key executive positions can be disruptive and is a potential threat to the Company’s progress. Each of the named executives participates in a supplemental executive retirement program (“SERP”) that is designed to reward long-term contribution to the Company. Under the SERP, after achieving defined length of service and vesting thresholds, each executive will receive fifteen annual payments upon reaching retirement. The retirement payment is based on the average base salary of the employee in the last three years of service. The level of the retirement payment increases at a rate of four percent of base salary per year, cumulatively, until reaching a level of sixty percent after fifteen years of service. In addition, the executive becomes vested in the benefit over a period of ten years continuous service. We believe that the SERP is a key element of the Company’s executive retention strategy.

     The table below provides information concerning the SERP for each of our executive officers as of December 31, 2007.

		Number	Present	Payments
		Of Years	Value Of	During
	Plan	Credited	Accumulated	Last Fiscal
Name	Name	Service	Benefit	Year
Daniel P. Myers	Bridge Bank	7	$699,885	$-
President	Supplemental Executive
Chief Executive Officer	Retirement Plan

Thomas A. Sa	Bridge Bank	7	$437,184	$-
Executive Vice President	Supplemental Executive
Chief Administrative Officer	Retirement Plan
Chief Financial Officer

Timothy W. Boothe	Bridge Bank	7	$451,375	$-
Executive Vice President	Supplemental Executive
Chief Operating Officer	Retirement Plan

Robert P. Gionfriddo	Bridge Bank	7	$425,678	$-
Executive Vice President	Supplemental Executive
President, Specialty Markets	Retirement Plan

Kenneth B. Silveira	Bridge Bank	7	$410,963	$-
Executive Vice President	Supplemental Executive
Chief Information Officer	Retirement Plan

Potential Payments Upon Termination or Change in Control

     The employment agreements of the executive officers provide for severance payments in case of termination in certain circumstances including a change in control of the Company. The following is a discussion of these provisions.

Mr. Myers:

     In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Myers is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months. These payments and the value of these benefits were estimated to total $948,000 for Mr. Myers at December 31, 2007.

     In the event of a change in control that results in (i) Mr. Myers’ employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or constructive termination (by resignation or otherwise) of Mr. Myers’ employment, then Mr. Myers’ shall receive severance benefits consisting of (i) a cash payment in an amount equal to two and one-half (2.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for thirty (30) months. These payments and the value of these benefits were estimated to total $2,198,000 for Mr. Myers at December 31, 2007.

Mr. Sa:

     In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Sa is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months. These payments and the value of these benefits were estimated to total $386,000 for Mr. Sa at December 31, 2007.

     In the event of a change in control that results in (i) Mr. Sa’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or constructive termination (by resignation or otherwise) of Mr. Sa’s employment, then Mr. Sa shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months. These payments and the value of these benefits were estimated to total $559,000 for Mr. Sa at December 31, 2007.

Mr. Boothe:

     In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Boothe is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months. These payments and the value of these benefits were estimated to total $390,000 for Mr. Boothe at December 31, 2007.

     In the event of a change in control that results in (i) Mr. Boothe’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or constructive termination (by resignation or otherwise) of Mr. Boothe’s employment, then Mr. Boothe shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months. These payments and the value of these benefits were estimated to total $565,000 for Mr. Boothe at December 31, 2007.

Mr. Gionfriddo:

     In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Gionfriddo is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months. These payments and the value of these benefits were estimated to total $365,000 for Mr. Gionfriddo at December 31, 2007.

     In the event of a change in control that results in (i) Mr. Gionfriddo’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or constructive termination (by resignation or otherwise) of Mr. Gionfriddo’s employment, then Mr. Gionfriddo shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months. These payments and the value of these benefits were estimated to total $528,000 for Mr. Gionfriddo at December 31, 2007.

Mr. Silveira:

     In the event of termination with cause (or the employee’s resignation for good reasons defined) and without a change in control, Mr. Silveira is entitled to receive severance benefits consisting of (i) a cash payment in an amount equal to one (1) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for twelve (12) months. These payments and the value of these benefits were estimated to total $337,000 for Mr. Silveira at December 31, 2007.

     In the event of a change in control that results in (i) Mr. Silveira’s employment being terminated or, (ii) without his consent, any material adverse change in the nature and scope of his position, authorities, responsibilities, duties, or a change of twenty miles or more in his location of employment, or any material reduction in base salary, incentive compensation or other benefits, or (iii) any event which reasonably constitutes a demotion, significant diminution or constructive termination (by resignation or otherwise) of Mr. Silveira’s employment, then Mr. Silveira shall receive severance benefits consisting of (i) a cash payment in an amount equal to one and one-half (1.5) times his (A) annual base salary during the year the termination occurs and (B) average annual bonus or incentive compensation amount paid in the three year period immediately proceeding the termination, (ii) acceleration of vesting of any outstanding stock options, and (iii) continuation of group insurance coverage for eighteen (18) months. These payments and the value of these benefits were estimated to total $485,000 for Mr. Silveira at December 31, 2007.

Stock-Based Awards

     As of December 31, 2007, there were 1,565,763 shares underlying outstanding awards under the Company’s stock-based compensation plan and 265,192 shares available for future grants.

Grants of Plan-Based Awards Table

     The following table sets forth certain information with respect to the options granted during the year ended December 31, 2007 to each of our executive officers listed in the Summary Compensation Table.

								All Other	All Other
	Estimated Future				Estimated Future			Stock	Option
	Payouts Under Non-				Payouts Under			Awards:	Awards:	Exercise	Grant Date
	Equity Incentive				Equity Incentive			Number of	Number of	or Base	Fair Value
	Plan Awards				Plan Awards			Shares of	Securities	Price of	of Stock
	Grant							Stock or	Underlying	Option	and Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Daniel P. Myers	10/18/07	$-	$-	$-	$-	$-	$-	$-	22,040	$22.30	$162,993
President
Chief Executive Officer

Thomas A. Sa	10/18/07	$-	$-	$-	$-	$-	$-	$-	10,580	$22.30	$78,242
Executive Vice President
Chief Administrative Officer
Chief Financial Officer

Timothy W. Boothe	10/18/07	$-	$-	$-	$-	$-	$-	$-	10,580	$22.30	$78,242
Executive Vice President
Chief Operating Officer

Robert P. Gionfriddo	10/18/07	$-	$-	$-	$-	$-	$-	$-	7,720	$22.30	$57,092
Executive Vice President
President, Specialty Markets

Kenneth B. Silveira	10/18/07	$-	$-	$-	$-	$-	$-	$-	8,080	$22.30	$59,754
Executive Vice President
Chief Information Officer

Outstanding Equity Awards Value at Fiscal Year-End Table

     The following table includes certain information with respect to the value of all unexercised options previously awarded to the executive officers named above as of December 31, 2007.

	Option Awards					Stock Awards
								Equity
								Incentive	Equity
								Plan	Incentive
								Awards:	Plan Awards:
								Number	Market or
			Equity					of	Payout
			Incentive				Market	Unearned	Value of
			Plan Awards:			Number	Value of	Shares,	Unearned
	Number of	Number of	Number of			of Shares	Shares of	Units or	Shares,
	Securities	Securities	Securities			or Units of	Units of	Other	Units or Other
	Underlying	Underlying	Underlying			Stock	Stock	Rights That	Rights
	Unexercised	Unexercised	Unexercised	Option	Option	That Have	That Have	Have	That Have
	Options	Options	Unearned	Expiration	Expiration	Not	Not	Not	Not
Name	Exercisable	Unexercisable	Options	Price	Date	Vested	Vested	Vested	Vested
Daniel P. Myers	146,000	-	-	$5.00	03/29/11	-	$-	-	$-
President	7,500	2,500	-	$12.83	02/26/14
Chief Executive Officer	9,000	9,000	-	$14.80	06/16/15
	4,676	14,034	-	$22.49	10/19/16
	-	22,040	-	$22.30	10/18/17

Thomas A. Sa	40,000	-	-	$5.00	03/29/11	-	$-	-	$-
Executive Vice President	10,000	-	-	$6.15	12/20/11
Chief Administrative Officer	6,000	2,000	-	$12.83	02/26/14
Chief Financial Officer	3,500	3,500	-	$14.80	06/16/15
	3,366	10,104	-	$22.49	10/19/16
	-	10,580	-	$22.30	10/18/17

Timothy W. Boothe	40,000	-	-	$5.00	03/29/11	-	$-	-	$-
Executive Vice President	6,000	2,000	-	$12.83	02/26/14
Chief Operating Officer	3,500	3,500	-	$14.80	06/16/15
	3,366	10,104	-	$22.49	10/19/16
	-	10,580	-	$22.30	10/18/17

Robert P. Gionfriddo	25,000	-	-	$6.22	11/21/12	-	$-	-	$-
Executive Vice President	6,000	2,000	-	$12.83	02/26/14
President, Specialty Markets	3,500	3,500	-	$14.80	06/16/15
	2,619	7,861	-	$22.49	10/19/16
	-	7,720	-	$22.30	10/18/17

Kenneth B. Silveira	35,000	-	-	$5.00	03/29/11	-	$-	-	$-
Executive Vice President	10,000	-	-	$6.15	12/20/11
Chief Information Officer	6,000	2,000	-	$12.83	02/26/14
	3,500	3,500	-	$14.80	06/16/15
	2,057	6,173	-	$22.49	10/19/16
	-	8,080	-	$22.30	10/18/17

     The exercise price for each of the above stock option grants is equal to the closing market price on the grant date. Each stock option grant vests in equal installments over a four-year period.

Option Exercises and Stock Vested Table

     The following table includes certain information with respect to the options exercised by the executive officers named above during the year ended December 31, 2007.

	Option Awards		Stock Awards
	Number of		Number
	Shares	Value	of Shares	Value
	Acquired on	Realized	Acquired on	Realized
Name	Exercise	on Exercise	Vesting	on Vesting
Daniel P. Myers	12,000	$196,680	-	$-
President
Chief Executive Officer

Thomas A. Sa	-	$-	-	$-
Executive Vice President
Chief Administrative Officer
Chief Financial Officer

Timothy W. Boothe	8,000	$121,950	-	$-
Executive Vice President
Chief Operating Officer

Robert P. Gionfriddo	-	$-	-	$-
Executive Vice President
President, Specialty Markets

Kenneth B. Silveira	-	$-	-	$-
Executive Vice President
Chief Information Officer

Director Compensation

     The following table sets forth the amounts paid to each of the Company’s non-employee directors during the year ended December 31, 2007:

					Change
					in Pension
					Value And
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	Or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	In Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Sheryle Bolton	$5,333	$-	$3,425	$-	$-	$-	$8,758

Richard M.
Brenner	$41,000	$-	$19,246	$-	$-	$-	$60,246

Lawrence Owen
Brown	$35,000	$-	$36,527	$-	$-	$-	$71,527

David V. Campbell	$40,000	$-	$19,246	$-	$-	$-	$59,246

Robert B. Kaplan	$2,667	$-	$905	$-	$-	$-	$3,572

Allan C. Kramer,
M.D.	$48,000	$-	$26,077	$-	$-	$-	$74,077

Robert P. Latta	$34,000	$-	$23,876	$-	$-	$-	$57,876

Thomas M. Quigg	$43,000	$-	$19,246	$-	$-	$-	$62,246

Barry A. Turkus	$39,000	$-	$19,246	$-	$-	$-	$58,246

     The Company compensates directors for their service on the Board according to responsibility. Each non-employee director receives an annual retainer as follows: $34,000 for the Chairman of the Board; and $20,000 for all other members of the Board (with an additional $4,000 for participation on each of the Audit and Loan Committees). All non-employee directors also receive $1,000 per regular board meeting attended. Committee Chairmen receive an additional annual retainer as follows: $5,000 for the Audit and Loan Committees; and $3,000 for the Marketing, Compensation, and Finance Committees.

     The valuation of stock awards and stock options provided in the Director Compensation Table above utilize the FAS123R valuation assumptions described in the “Notes to the Consolidated Financial Statements” section of the Company’s Annual Report on Form 10-K, as filed with the SEC on March 6, 2008.

     As of December 31, 2007 the aggregate number of option awards outstanding for each non-employee director was as follows: Sheryle Bolton 15,000; Richard M. Brenner 72,775; Lawrence Owen Brown 26,000; David V. Campbell 59,000; Robert B. Kaplan 15,000; Allan C. Kramer, M.D. 150,250; Robert P. Latta 22,000; Thomas M. Quigg 17,750; and Barry A. Turkus 42,750.

Equity Compensation Plan Information

     The following table summarizes information about our equity compensation plans by type as of December 31, 2007.

Weighted
		Average	Shares
	Stock Based	Grant/	Available
	Awards	Exercise	for Future
Plan Category	Outstanding	Price	Issuance
Approved by security holders	1,549,513	$12.32	268,942

Not approved by security holders	-	$-	-

Total	1,549,513	$12.32	268,942

Certain Relationships and Related Transactions

     The Compensation Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions, except for lending relationships described below.

Certain Transactions

     There are no existing or proposed material interests or transactions between the Company and/or any of its officers or directors outside the ordinary course of the Company’s business.

Indebtedness of Management

     It is anticipated that the directors and officers of the Company, and their affiliates and family members, will have banking transactions with the Bank in the ordinary course of business. Any such loans and commitments to lend will be made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transaction with other persons of similar creditworthiness.

ANNUAL REPORT

     The Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2007 is being mailed to shareholders simultaneously with this Proxy Statement/Prospectus.

     A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 which was filed with the Securities Exchange Commission and is available from the Bank without charge by writing to Thomas A. Sa, Executive Vice President and Chief Financial Officer, Bridge Capital Holdings, 55 Almaden Blvd., San Jose, California 95113.

ANNUAL DISCLOSURE STATEMENT

     The Bank also has prepared an Annual Disclosure Statement as required by the regulations of the FDIC. Such disclosure statement may be obtained by any shareholder by writing to or calling Thomas A. Sa, Executive Vice President and Chief Financial Officer, Bridge Bank, N.A., 55 Almaden Blvd., San Jose, California 95113, (408) 423-8500. The first copy requested by each shareholder will be provided free of charge.

SHAREHOLDER PROPOSALS

     Next year’s Annual Meeting of Shareholders will be held on May 21, 2009. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2009 Annual Meeting of Shareholders is December 2, 2008. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Company’s Proxy Statement, if notice of such proposal is not received by January 2, 2009, such notice will be considered untimely, and the Company’s proxy holders shall have discretionary authority to vote on such proposal.

OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Meeting but if any other matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed proxies will be voted at the Meeting.

     The Report of the Audit Committee, Compensation Committee Report on Executive Compensation, the Performance Graph, and the statement of independence of Audit Committee members referred to under “Committees of the Board of Directors--Audit Committee” are not to be considered as incorporated by reference into any other filings which the Company makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.

San Jose, California
April 1, 2008

BRIDGE CAPITAL HOLDINGS

Annual Meeting of Shareholders
Thursday, May 15, 2008 – 3:00 p.m.

Silicon Valley Capital Club
50 N. San Fernando Street, San Jose

Directions
From 101 North
Take 101 South to Guadalupe Parkway (87). Take Guadalupe Parkway to the Park Ave. Exit. Make a left toward downtown San Jose. Make a left on Almaden Blvd., and a right on San Fernando St. Cross Market St. and the parking garage is the first driveway on the right.

From 280/680 in either direction
Exit Guadalupe Parkway North (87). Take the Santa Clara St. Exit. Make a right onto Santa Clara St. Make a right on Market, and a left onto San Fernando. The parking garage is the first driveway on the right.

From 880/17 in either direction
Take the Coleman Ave. Exit. Make a left onto Coleman from either direction. Coleman Ave. becomes Market St. Make a left on San Fernando. The parking garage will be the first driveway on the right.

From 101 South
Take 101 North to 280 toward downtown San Jose. Exit Guadalupe Parkway (87) North. Take the Santa Clara St. Exit and make a right onto Santa Clara St. Make a right on Market and a left on San Fernando. The parking garage is the first driveway on the right.

55 ALMADEN BLVD. SUITE 200 SAN JOSE, CA 95113
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Bridge Capital Holdings in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bridge Capital Holdings, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BRDGC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BRIDGE CAPITAL HOLDINGS

Vote on Directors

1.	To elect as Directors of the Company the nominees set forth below. The proxy holders named on the other side are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of Directors.

	01)	Sheryle Bolton	07)	Allan C. Kramer, M.D.
	02)	Richard M. Brenner	08)	Robert P. Latta
	03)	Lawrence Owen Brown	09)	Daniel P. Myers
	04)	David V. Campbell	10)	Thomas M. Quigg
	05)	Robert P. Gionfriddo	11)	Barry A. Turkus
	06)	Robert B. Kaplan
For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote on Proposal		For	Against	Abstain

2.	To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for the Company's 2008 fiscal year.	☐	☐	☐

To transact such other business, including but not limited to motions for adjournment, as may properly come before the Meeting and at any and all adjournments thereof.

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice.	☐	Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BRIDGE CAPITAL HOLDINGS

PROXY FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2008

     The undersigned holder of common stock of Bridge Capital Holdings acknowledges receipt of a copy of the Notice of 2008 Annual Meeting of Shareholders of Bridge Capital Holdings and the accompanying Proxy Statement dated April 1, 2008, and revoking any Proxy heretofore given, hereby constitutes and appoints Allan C. Kramer, M.D., Thomas M. Quigg, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Bridge Capital Holdings standing in the name of the undersigned which the undersigned could vote if personally present and acting at the 2008 Annual Meeting of Shareholders of Bridge Capital Holdings to be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California on May 15, 2008 at 3:00 p.m. or at any adjournments thereof, upon the items listed on the reverse side as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE DIRECTOR NOMINEES AND "FOR" RATIFICATION OF THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO. LLP AS INDEPENDENT ACCOUNTANTS.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE
REVOKED PRIOR TO ITS EXERCISE.